UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811- 04471

Value Line Core Bond Fund

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal period end: December 31, 2016

Date of reporting period: December 31, 2016

Item I    Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/16 is included with this Form.

Annual Report
December 31, 2016

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00189796

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2016.
During the annual period, the taxable fixed income market generated solid positive absolute returns, but the tax-exempt fixed income market generated virtually flat returns. Morningstar1 gave the Value Line Tax Exempt Fund, Inc. an overall Risk Rating of Low.i
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2016, especially given the newsworthy events of the annual period. With meaningful and surprising shifts during 2016 in several long-standing drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
For the first three quarters of 2016, U.S. Gross Domestic Product (GDP) averaged 1.9%, which was weaker than the 2.2% growth rate registered in the previous year’s first three quarters. That said, third quarter 2016 U.S. GDP came in at a better than expected 3.5%, the strongest growth rate in two years. Significant improvement in consumer spending was responsible for most of the economy’s growth, due in large part to ongoing improvement in the labor market. U.S. unemployment declined from 5.0% to 4.7%, and average hourly earnings, following a period of stagnation, began to rise modestly. Manufacturing was a major weak link, showing subpar growth, although it picked up in the final quarter of the year. According to the Atlanta Federal Reserve, the U.S. economy was on track to grow at a 2.8% percent annualized pace in the fourth quarter of 2016 following a stronger than forecasted rise in housing starts in December.
The surprise election of Donald Trump, in the fourth quarter of 2016, raised investor expectations for economic growth given policies he promised to implement in 2017 and 2018. Equity markets rallied, while bond markets saw prices drop and interest rates rise, as expectations heightened for a more hawkish Federal Reserve (Fed). (Hawkish tends to suggest higher interest rates; opposite of dovish.) Inflationary expectations also increased, pushing up interest rates. Additionally, energy prices, which had been depressed for much of the year, rallied as The Organization of the Petroleum Exporting Countries (OPEC) reached an agreement to limit production in 2017. The Consumer Price Index (CPI) started to show gains during the annual period. Headline CPI rose 2.1% year over year before seasonal adjustment as of December 2016, a figure that steadily rose since July 2016 and the largest 12-month increase since the period ending June 2014. Core inflation, which excludes food and energy, was up 2.2% in December 2016 from a year earlier. Notably, while the food segment of the CPI declined 0.2% during the 12 months ended December 31, 2016, the energy segment of the CPI rose 5.4% over the same 12-month span.
Lackluster economic growth, coupled with modest inflation, kept the Fed from tightening credit for most of the year. However, it was because of these increased inflationary pressures during the second half of the year, along with economic improvement in the fourth quarter, that the Fed decided to raise interest rates — by 0.25% — near year-end. The December 2016 interest rate hike was the first since the end of 2015. At the end of the annual period, as core inflation had hit — and surpassed — the Fed’s target of 2%, investors expected further tightening by the Fed in 2017. From a low of 1.4% reached in July 2016, the 10-year U.S. Treasury note yield finished the year at 2.45%.
Throughout 2016, even as U.S. GDP remained somewhat sluggish, the U.S. economy remained the world’s largest and seemingly most robust. While U.S. monetary policy embarked on a tightening path, the European Union, including Germany, France and Italy, as well as the Pacific Rim country of Japan maintained their easier monetary policies given persistently weak economic growth and inflation deemed too low in those regions. These accommodative monetary policies kept Europe’s interest rates low and Japan’s in negative territory, fostering, in turn, a strong appetite for U.S. bonds with their relatively more attractive yields. In addition, the strength of the U.S. dollar encouraged global investors to purchase U.S. bonds during the annual period.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index2, posted a return of 2.65% during the annual period. Interest rates rose across the entire yield curve, or spectrum of maturities, but the steepest relative rise came at the short-term end, leading to a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) Interest rates took a particularly significant turn upward after the U.S. presidential election, as investor expectations were for more stimulative economic policies from then-President-elect Trump.
More specifically, the yield on the three-month U.S. Treasury bill rose approximately 35 basis points, while the yield on the bellwether 10-year U.S. Treasury note increased approximately 18 basis points and the yield on the 30-year U.S. Treasury bond increased approximately five basis points during the annual period. (A basis point is 1/100th of a percentage point.) Expectations for tightening Fed action drove short-term interest rates higher, while the rate increase at the longer-term end of the yield curve was more modest as inflation seemed to be fairly well contained at less than 2% for most of the year.

3

President’s Letter (unaudited) (continued)

Market volatility was modest early in the annual period, which helped keep interest rates in a well-contained trading range. As world events, including the unexpected results of both the U.K.’s vote on membership in the European Union, popularly known as Brexit, and the U.S. presidential election, heightened volatility, interest rates began to climb. Before rates moved higher later in 2016, high yield corporate bonds were attractive, as investors were eager to buy “risk” to increase overall investment income. Also, as energy prices staged a comeback, many of these high yield energy credits showed marked credit improvement, leading to expectations for a decline in the default rate. Indeed, for most of the annual period, a risk-on environment dominated, wherein higher risk asset classes posted the best returns. Consequently, the high yield corporate bond sector generated an exceptional return of more than 17% for the year, while U.S. Treasuries barely eked out a positive return of just more than 1%.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index3, eked out a positive absolute return but lagged the broad taxable fixed income market during the annual period with a return of 0.25%. As in the taxable fixed income market, the municipal bond yield curve flattened modestly in the 10 years to 30 years segment due to a relatively benign inflationary environment. However, the belly, or intermediate segment, of the municipal bond yield curve steepened, reacting more to less dovish sentiment on the part of the Fed and the likelihood of interest rate hikes ahead. Also similar to the taxable fixed income market, investors in the tax-exempt fixed income market were not especially risk-averse as they sought to increase overall investment income. This was well highlighted within the tax-exempt fixed income market by the notably strong performance of bonds issued by Puerto Rico during the annual period, despite these bonds remaining a high risk and volatile credit. That said, headline risk overall moderated in 2016 compared to the year prior. States and municipalities were helped by relatively strong job growth and a modest uptick in home prices. While there were still several persistent credit concerns, municipal credit as a whole was relatively stable. This relative credit stability helped investors gain comfort with reaching for yield by buying lower quality issues. For example, the average A-rated municipal bond returned approximately 1.00% more than the average AAA-rated municipal bond during the annual period. Still, of particular concern to tax-exempt fixed income market investors following the November 2016 elections was the likely change to the tax code under a Trump administration. Should there be a significant lowering of personal income tax rates, the less need investors might have for the tax-exempt income provided by municipal bonds.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

i
For Value Line Tax-Exempt Fund, Inc.: Morningstar Risk: Low for the 3-year, 5-year and overall periods ended December 31, 2016; Above Average for the 10-year period ended December 31, 2016.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the 12 months ended December 31, 2016.
How did the Fund perform during the annual period?
The Fund generated a total return of 2.16% during the 12 months ended December 31, 2016. This compares to the 2.65% return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While the Fund posted solid absolute gains, it modestly lagged its benchmark due primarily to mixed results from individual credit selection during the annual period. Sector allocation contributed positively.
Which fixed income market sectors most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation in U.S. Treasuries added value, as corporate bonds outperformed U.S. Treasuries during the annual period. Within the corporate bond sector, having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted strong total returns that significantly outpaced the Bloomberg Barclays Index during the annual period. Among investment grade corporate bonds, an emphasis on industrials, which were the best performers within the sector, and an underweight to chemicals-related issues, which lagged, further boosted results. The Fund also benefited from its overweight to taxable municipal bonds, which performed well.
Conversely, having an overweight to financials within the investment grade corporate bond sector detracted, as financial bonds were the worst performing segment within the sector during the annual period. Having only modest exposure to sovereign credits also detracted. We maintained the positioning in sovereign credits given heightened global volatility amidst Brexit, terrorism and other geopolitical factors, but the sector was a reasonably strong performer during the annual period.
What was the Fund’s duration strategy?
Duration positioning in the Fund had a rather neutral effect on its performance relative to the Bloomberg Barclays Index during the annual period. We kept the Fund’s duration approximately 0.25 years shorter than that of the Bloomberg Barclays Index in anticipation of higher interest rates. While interest rates did rise, the bulk of the increase came late in the year, following the surprise victory of Donald Trump in the November 2016 U.S. presidential election and then when the Federal Reserve (the Fed) hiked interest rates 25 basis points in mid-December 2016. (A basis point is 1/100th of a percentage point). Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning had a rather neutral effect on the Fund’s performance during the annual period. The Fund was underweight the short-term end of the yield curve, or spectrum of maturities, during the annual period. This proved beneficial, as this segment of the yield curve, i.e. securities with maturities of three years and less, was the weakest during the annual period. This positive contributor was virtually offset by the detracting effect of having an underweight to the long-term end of the yield curve, i.e. securities with maturities of 10 years or more, as the longest maturity bonds were the best performers for the year.

VALUE LINE CORE BOND FUND

How did the Fund use derivatives and similar instruments during the reporting period?
During the reporting period, we used a basket of 10-year government bond futures from the U.S., U.K., Germany and Japan in an effort to provide greater flexibility and liquidity in taking positions on market direction rather than owning the underlying instruments, i.e., the 10-year government bonds, themselves. The strategy is to trade the positions based upon our outlook for the direction of prices for the underlying instruments. All or only some of the four countries’ futures contracts may be held at any time. The purpose of utilizing these futures contracts is to enhance the Fund’s total return through liquid, low cost instruments. For the annual period as a whole, the implementation of the futures trading program was neutral to the Fund’s performance.
Were there any notable changes in the Fund’s weightings during the annual period?
We increased the Fund’s exposure to investment grade and high yield corporate bonds and reduced its allocation to U.S. Treasuries during the annual period. Amongst corporate bonds, we added to the Fund’s exposure to energy-related credits and reduced exposure to the retail industry. These shifts proved beneficial as oil prices staged a comeback and brick and mortar stores lost ground to e-commerce and online retailing. We did not change the Fund’s duration notably, but we did add some exposure to the long-term end of the yield curve as inflation appeared to be well-contained.
How was the Fund positioned relative to its benchmark index at the end of December 2016?
At the end of December 2016, the Fund remained overweight relative to the Bloomberg Barclays Index in spread, or non-U.S. Treasury, sectors. The Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The Fund was also overweight taxable municipal bonds. The Fund remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income.
What is your tactical view and strategy for the months ahead?
At the end of December 2016, we believed Fed action, economic growth, inflation, job creation and global geopolitical events would continue to be key indicators for the fixed income markets in the months ahead. However, potentially overriding all of these factors may be how Donald Trump fares in his first months in office as President of the U.S. in terms of building consensus and clarifying positions and policies. Our expectation is for a gradual roll-out of Trump’s changes to the tax code and for ramping up his infrastructure program. Given this view, we do not expect to make significant changes to the Fund in early 2017 in terms of duration, yield curve positioning or sector allocation.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. These include a build-up in inflationary pressures, a material change in Fed posture, a change in employment data, or any surprises from the Trump administration that could materially affect trade or global economic growth.
We maintain a long-term investment perspective.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
U.S. Treasury Notes, 1.50%, 1/31/22	1,050,000	$1,026,293	1.5%
U.S. Treasury Bonds, 2.00%, 1/15/26	608,935	686,004	1.0%
GNMA, Series 2013-12, Class B, 2.19%, 11/16/52	600,000	570,690	0.9%
FNMA Pool #MA1107, 3.50%, 7/1/32	541,283	562,975	0.8%
U.S. Treasury Bonds, 4.38%, 2/15/38	440,000	546,769	0.8%
FNMA Pool #AS5906, 3.50%, 10/1/45	520,579	533,927	0.8%
U.S. Treasury Notes, 3.13%, 5/15/19	500,000	521,309	0.8%
FNMA, 1.63%, 11/27/18	500,000	503,769	0.8%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	491,055	0.8%
FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	465,640	493,678	0.7%
Total			8.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

Government
40.2%
Financials
19.2%
Consumer Staples
7.4%
Commercial Mortgage-Backed Securities
7.0%
Telecommunication Services
5.1%
Consumer Discretionary
4.9%
Asset-Backed Securities
4.2%
Utilities
3.8%
Energy
3.7%
Industrials
2.5%
Information Technology
1.1%
Materials
0.8%
Health Care
0.1%

*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2016 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	59.3%
4 – 4.99%	21.7%
5 – 5.99%	13.5%
6 – 6.99%	3.0%
7 – 7.99%	2.5%
The following graph compares the performance of the Value Line Core Bond Fund to that of the Bloomberg Barclays Index (the “Index”). The Value Line Core Bond Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Core Bond Fund and the Bloomberg Barclays Aggregate Bond Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/16	2.16%	$10,216
5 years ended 12/31/16	2.90%	$11,535
10 years ended 12/31/16	4.30%	$15,233
*
The Bloomberg Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthrough’s), ABS, and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Core Bond Fund
Schedule of Investments	December 31, 2016

Principal Amount		Value
ASSET-BACKED SECURITIES (4.1%)
$231,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	$231,328
21,088	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.26%, 5/21/18	21,090
200,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	200,359
190,000	Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A4, 1.55%, 2/18/20(1)	189,859
100,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.77%, 10/15/20(1)	100,089
200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	200,394
100,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	100,879
188,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A4, 1.76%, 3/20/20	186,721
400,000	GM Financial Automobile Leasing Trust, Series 2015-2, Class A3, 1.68%, 12/20/18	401,084
250,000	Hyundai Auto Lease Securitization Trust, Series 2015-B, Class A3, 1.40%, 11/15/18(1)	250,311
170,000	Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.68%, 4/15/20(1)	169,877
300,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	302,281
110,000	Synchrony Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	109,213
Principal Amount		Value
ASSET-BACKED SECURITIES (4.1%) (continued)
$200,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	$205,435
50,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	50,091
TOTAL ASSET-BACKED SECURITIES (Cost $2,733,492) (4.1%)		2,719,011
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.9%)
125,756	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.69%, 6/11/50(2)	127,929
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	156,461
150,000	COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50(2)	154,818
65,819	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.53%, 12/25/45(1)(2)	66,028
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.17%, 4/25/46(1)(2)	201,587
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.74%, 9/25/46(1)(2)	152,727
200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(1)(2)	203,723
284,768	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	274,673
600,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(2)	570,690
325,898	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	311,665
255,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	265,588
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.9%) (continued)
$130,000	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	$133,443
226,925	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(2)	231,391
150,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	154,918
133,902	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1.44%, 9/20/34(2)	127,024
104,872	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A2, 3.24%, 6/25/34(2)	98,047
164,689	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.63%, 4/25/45(2)	165,085
229,113	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2, 2.11%, 5/10/63	229,365
200,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	204,661
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	101,549
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A2, 3.00%, 9/15/58	153,614
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	210,910

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.9%) (continued)
$250,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A2, 2.90%, 3/15/47	$255,057
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,720,056) (6.9%)		4,550,953
CORPORATE BONDS & NOTES (47.4%)
BASIC MATERIALS (0.8%)
	CHEMICALS (0.8%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	237,046
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	182,839
125,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	123,976
		543,861
COMMUNICATIONS (5.0%)
	INTERNET (1.6%)
100,000	Amazon.com, Inc., Senior Unsecured Notes, 3.30%, 12/5/21	103,625
125,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	137,582
200,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	202,099
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	152,434
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	160,500
300,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)	306,773
		1,063,013
	MEDIA (2.1%)
200,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	201,462
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	193,672
Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	MEDIA (2.1%) (continued)
$250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	$256,285
200,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	210,604
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	200,442
100,000	Thomson Reuters Corp., Senior Unsecured Notes, 3.35%, 5/15/26	97,142
100,000	Time Warner, Inc., Guaranteed Notes, 3.60%, 7/15/25	99,440
150,000	Time Warner, Inc., Guaranteed Notes, 3.80%, 2/15/27	149,148
		1,408,195
	TELECOMMUNICATIONS (1.3%)
200,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	196,820
250,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	255,625
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	270,959
125,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.45%, 11/1/22	120,739
		844,143
		3,315,351
CONSUMER, CYCLICAL (4.8%)
	AUTO MANUFACTURERS (1.4%)
250,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, 7/16/31	313,761
300,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	299,773
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	196,797
Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	AUTO MANUFACTURERS (1.4%) (continued)
$100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(1)	$100,501
		910,832
	AUTO PARTS & EQUIPMENT (0.5%)
150,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 5.00%, 5/31/26	149,316
200,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	207,202
		356,518
	HOME BUILDERS (1.1%)
200,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	219,500
175,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	179,812
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	153,375
175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	171,938
		724,625
	HOUSEWARES (0.4%)
150,000	Newell Brands, Inc., Senior Unsecured Notes, 2.60%, 3/29/19	151,646
100,000	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, 4/1/46	114,803
		266,449
	LEISURE TIME (0.2%)
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	160,312
	LODGING (0.4%)
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	249,554

See Notes to Financial Statements.

December 31, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	RETAIL (0.8%)
$175,000	CVS Health Corp., Senior Unsecured Notes, 2.75%, 12/1/22	$172,397
100,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	112,250
100,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	98,537
150,000	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, 6/1/22	155,813
		538,997
		3,207,287
CONSUMER, NON-CYCLICAL (7.2%)
	BEVERAGES (0.8%)
200,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	216,174
200,000	Constellation Brands, Inc., Guaranteed Notes, 4.25%, 5/1/23	207,378
150,000	Dr. Pepper Snapple Group, Inc., Guaranteed Notes, 3.43%, 6/15/27	149,531
		573,083
	BIOTECHNOLOGY (0.8%)
100,000	Amgen, Inc., Senior Unsecured Notes, 4.40%, 5/1/45	95,855
250,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23	260,664
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	150,779
		507,298
	COMMERCIAL SERVICES (0.3%)
100,000	Ecolab, Inc., Senior Unsecured Notes, 3.25%, 1/14/23	101,826
100,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	104,000
		205,826
	FOOD (1.7%)
200,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	198,440
Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	FOOD (1.7%) (continued)
$100,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	$97,617
150,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	150,931
225,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	242,571
200,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	202,412
244,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(1)	245,227
		1,137,198
	HEALTHCARE PRODUCTS (0.4%)
250,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	253,755
	HEALTHCARE SERVICES (1.4%)
100,000	Aetna, Inc., Senior Unsecured Notes, 4.25%, 6/15/36	100,265
150,000	DaVita, Inc., Guaranteed Notes, 5.75%, 8/15/22	156,750
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	150,375
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	156,000
150,000	NYU Hospitals Center, Secured Notes, 4.78%, 7/1/44	156,400
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	98,810
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	101,365
		919,965
	PHARMACEUTICALS (1.8%)
200,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	198,097
125,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	125,723
Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	PHARMACEUTICALS (1.8%) (continued)
$200,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	$200,847
100,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	99,175
250,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	268,518
100,000	Shire Acquisitions Investments Ireland DAC, Guaranteed Notes, 2.88%, 9/23/23	95,045
200,000	Teva Pharmaceutical Finance Netherlands III B.V., Guaranteed Notes, 2.20%, 7/21/21	191,337
		1,178,742
		4,775,867
ENERGY (3.6%)
	OIL & GAS (2.0%)
250,000	Chevron Corp., Senior Unsecured Notes, 2.57%, 5/16/23	246,472
50,000	Concho Resources, Inc., Guaranteed Notes, 5.50%, 4/1/23	51,815
175,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	165,322
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	100,754
126,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	131,104
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	214,743
125,000	Shell International Finance B.V., Guaranteed Notes, 2.50%, 9/12/26	117,283
125,000	Tesoro Corp., Guaranteed Notes, 5.13%, 12/15/26(1)	126,425

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	OIL & GAS (2.0%) (continued)
$150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	$175,555
		1,329,473
	PIPELINES (1.6%)
150,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	149,250
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	199,964
200,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19	201,052
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	140,935
150,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26(1)	161,625
200,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	212,330
		1,065,156
		2,394,629
FINANCIAL (18.7%)
	BANKS (9.5%)
300,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	307,187
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	150,759
150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	162,795
250,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	254,676
175,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.80%, 7/21/21	176,324
Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	BANKS (9.5%) (continued)
$250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	$252,193
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	202,604
150,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	149,595
174,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	187,428
250,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	257,180
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(1)	250,486
250,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	252,750
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	200,588
150,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	185,227
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	258,587
250,000	Huntington National Bank (The), Senior Unsecured Notes, 2.20%, 11/6/18	250,708
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	204,131
300,000	JPMorgan Chase Bank NA, Subordinated Notes, 6.00%, 10/1/17	309,595
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19(1)	251,743
250,000	Morgan Stanley, Senior Unsecured Notes, 2.80%, 6/16/20	252,046
Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	BANKS (9.5%) (continued)
$250,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 5.13%, 2/8/20	$270,489
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	198,226
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	274,456
300,000	Standard Chartered PLC, Senior Unsecured Notes, 1.50%, 9/8/17(1)	298,804
100,000	UBS AG GMTN, Senior Unsecured Notes, 2.35%, 3/26/20	99,591
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	254,768
250,000	Wells Fargo & Co., Senior Unsecured Notes, 5.63%, 12/11/17	259,190
150,000	Wells Fargo & Co., Senior Unsecured Notes, 2.10%, 7/26/21	145,958
		6,318,084
	DIVERSIFIED FINANCIAL SERVICES (4.1%)
175,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18(3)	182,656
200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	206,000
250,000	American Express Co., Senior Unsecured Notes, 1.51%, 5/22/18(2)	250,517
150,000	Ameriprise Financial, Inc., Senior Unsecured Notes, 2.88%, 9/15/26	143,160
350,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	380,117
150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	156,375

See Notes to Financial Statements.

December 31, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	DIVERSIFIED FINANCIAL SERVICES (4.1%) (continued)
$250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	$247,765
200,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)	215,500
300,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	302,839
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	248,283
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	151,944
200,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	205,563
		2,690,719
	INSURANCE (0.8%)
150,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	163,916
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	202,863
150,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(3)	166,700
		533,479
	REAL ESTATE (0.5%)
350,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	355,066
	REITS (3.8%)
100,000	American Tower Corp., Senior Unsecured Notes, 3.38%, 10/15/26	94,669
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	200,230
200,000	Boston Properties L.P., Senior Unsecured Notes, 2.75%, 10/1/26	182,865
Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	REITS (3.8%) (continued)
$150,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	$155,189
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	217,322
350,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	363,771
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	250,244
350,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	348,839
350,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	378,579
125,000	Kimco Realty Corp., Senior Unsecured Notes, 4.13%, 12/1/46	116,697
200,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	224,517
		2,532,922
		12,430,270
INDUSTRIAL (2.5%)
	BUILDING MATERIALS (0.6%)
250,000	Masco Corp., Senior Unsecured Notes, 7.13%, 3/15/20	281,250
150,000	Owens Corning, Guaranteed Notes, 3.40%, 8/15/26	142,490
		423,740
	ELECTRONICS (0.1%)
75,000	Allegion PLC, Guaranteed Notes, 5.88%, 9/15/23	79,500
	MACHINERY DIVERSIFIED (0.3%)
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	219,062
	MISCELLANEOUS MANUFACTURER (0.3%)
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	201,099
Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	PACKAGING & CONTAINERS (0.5%)
$150,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	$156,750
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	150,616
		307,366
	TRANSPORTATION (0.7%)
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.05%, 3/15/22	256,113
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	101,410
100,000	FedEx Corp., Guaranteed Notes, 4.55%, 4/1/46	100,771
		458,294
		1,689,061
TECHNOLOGY (1.1%)
	SEMICONDUCTORS (0.3%)
150,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	152,628
	SOFTWARE (0.8%)
150,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	147,081
250,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	236,174
150,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	159,813
		543,068
		695,696
UTILITIES (3.7%)
	ELECTRIC (3.1%)
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	106,036
200,000	Consumers Energy Co., 3.13%, 8/31/24	201,465
150,000	Exelon Corp., Senior Unsecured Notes, 4.45%, 4/15/46	146,839

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (47.4%) (continued)
	ELECTRIC (3.1%) (continued)
$150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	$160,764
380,000	Florida Power & Light Co., 4.95%, 6/1/35	433,533
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	194,290
100,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26(3)	97,971
100,000	PSEG Power LLC, Guaranteed Notes, 3.00%, 6/15/21	100,307
150,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23(3)	155,043
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	252,142
200,000	Southern Co. (The), Senior Unsecured Notes, 2.95%, 7/1/23	197,418
		2,045,808
	GAS (0.2%)
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	155,790
	WATER (0.4%)
250,000	American Water Capital Corp., Senior Unsecured Notes, 3.00%, 12/1/26	245,744
		2,447,342
TOTAL CORPORATE BONDS & NOTES (Cost $31,256,678) (47.4%)		31,499,364
FOREIGN GOVERNMENT OBLIGATIONS (1.1%)
300,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	322,050
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(3)	129,844
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (1.1%) (continued)
$250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	$255,689
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $706,621) (1.1%)		707,583
LONG-TERM MUNICIPAL SECURITIES (2.8%)
	CALIFORNIA (1.0%)
125,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	155,050
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	87,473
200,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	204,536
200,000	State of California, Build America Bond, General Obligation Unlimited, 5.70%, 11/1/21	229,464
		676,523
	NEW YORK (0.4%)
300,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	304,338
	TEXAS (1.2%)
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	491,055
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	279,065
		770,120
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (2.8%) (continued)
	VIRGINIA (0.2%)
$100,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	$116,591
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,825,649) (2.8%)		1,867,572
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.3%)
65,104	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	70,844
52,845	FHLMC Gold PC Pool #A29633, 5.00%, 1/1/35	57,705
26,743	FHLMC Gold PC Pool #A56491, 5.00%, 1/1/37	29,104
465,640	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	493,678
98,570	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	103,564
9,607	FHLMC Gold PC Pool #B12822, 5.00%, 3/1/19	9,842
3,190	FHLMC Gold PC Pool #B17398, 4.50%, 12/1/19	3,334
18,548	FHLMC Gold PC Pool #B18034, 4.50%, 4/1/20	19,030
69,928	FHLMC Gold PC Pool #C09004, 3.50%, 7/1/42	72,018
13,636	FHLMC Gold PC Pool #C91413, 3.50%, 12/1/31	14,089
327,818	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	348,689
205	FHLMC Gold PC Pool #E92226, 5.00%, 11/1/17	210
339	FHLMC Gold PC Pool #E92829, 5.00%, 12/1/17	347
3,370	FHLMC Gold PC Pool #E93499, 5.00%, 12/1/17	3,453
786	FHLMC Gold PC Pool #E98960, 5.00%, 9/1/18	805

See Notes to Financial Statements.

December 31, 2016

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.3%) (continued)
$166,396	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	$171,392
2,354	FHLMC Gold PC Pool #G11986, 5.00%, 4/1/21	2,500
3,224	FHLMC Gold PC Pool #G12319, 5.00%, 6/1/21	3,419
3,643	FHLMC Gold PC Pool #J00118, 5.00%, 10/1/20	3,732
65,593	FHLMC Gold PC Pool #J00139, 5.00%, 10/1/20	67,200
13,669	FHLMC Gold PC Pool #J03233, 5.00%, 8/1/21	14,004
194,572	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	205,366
19,544	FHLMC Gold PC Pool #Q01181, 4.50%, 6/1/41	21,100
88,684	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	91,337
126,723	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	133,212
141,472	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	145,729
336,379	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	335,965
362,699	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	362,551
500,000	FNMA, 1.63%, 11/27/18	503,769
10,128	FNMA Pool #254383, 7.50%, 6/1/32	12,047
6,655	FNMA Pool #254684, 5.00%, 3/1/18	6,811
48,914	FNMA Pool #255496, 5.00%, 11/1/34	53,526
4,191	FNMA Pool #255580, 5.50%, 2/1/35	4,685
2,773	FNMA Pool #258149, 5.50%, 9/1/34	3,079
19,502	FNMA Pool #412682, 6.00%, 3/1/28	22,290
157	FNMA Pool #568625, 7.50%, 1/1/31	161
27,777	FNMA Pool #571090, 7.50%, 1/1/31	28,142
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.3%) (continued)
$851	FNMA Pool #573935, 7.50%, 3/1/31	$868
259	FNMA Pool #623503, 6.00%, 2/1/17	259
82,123	FNMA Pool #626440, 7.50%, 2/1/32	92,323
344	FNMA Pool #631328, 5.50%, 2/1/17	344
51	FNMA Pool #638247, 5.50%, 5/1/17	52
87	FNMA Pool #643277, 5.50%, 4/1/17	87
2,187	FNMA Pool #685183, 5.00%, 3/1/18	2,240
751	FNMA Pool #688539, 5.50%, 3/1/33	836
4,934	FNMA Pool #703936, 5.00%, 5/1/18	5,049
51,806	FNMA Pool #735224, 5.50%, 2/1/35	58,102
2,494	FNMA Pool #769682, 5.00%, 3/1/34	2,716
996	FNMA Pool #778141, 5.00%, 5/1/34	1,090
575	FNMA Pool #789150, 5.00%, 10/1/34	626
6,318	FNMA Pool #910242, 5.00%, 3/1/37	6,879
106,874	FNMA Pool #919584, 6.00%, 6/1/37	120,998
31,655	FNMA Pool #975116, 5.00%, 5/1/38	34,465
11,654	FNMA Pool #AA2531, 4.50%, 3/1/39	12,534
49,882	FNMA Pool #AB2053, 3.50%, 1/1/26	52,038
247,293	FNMA Pool #AB2346, 4.50%, 2/1/41	266,501
186,554	FNMA Pool #AB5231, 2.50%, 5/1/27	187,126
229,581	FNMA Pool #AB5716, 3.00%, 7/1/27	236,117
355,551	FNMA Pool #AB8144, 5.00%, 4/1/37	387,925
19,279	FNMA Pool #AD1035, 4.50%, 2/1/40	20,760
82,012	FNMA Pool #AD8536, 5.00%, 8/1/40	89,535
128,992	FNMA Pool #AE1853, 4.00%, 8/1/40	136,036
88,563	FNMA Pool #AH3226, 5.00%, 2/1/41	96,851
97,286	FNMA Pool #AH8932, 4.50%, 4/1/41	105,045
30,060	FNMA Pool #AI0620, 4.50%, 5/1/41	32,453
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.3%) (continued)
$194,252	FNMA Pool #AI4285, 5.00%, 6/1/41	$212,560
163,141	FNMA Pool #AJ5888, 4.50%, 11/1/41	176,230
44,178	FNMA Pool #AJ9278, 3.50%, 12/1/41	45,554
108,684	FNMA Pool #AL3272, 5.00%, 2/1/25	118,331
4,999	FNMA Pool #AL5259, 3.50%, 5/1/29	5,214
270,306	FNMA Pool #AQ0287, 3.00%, 10/1/42	270,229
99,154	FNMA Pool #AR2174, 3.00%, 4/1/43	99,126
390,618	FNMA Pool #AR6394, 3.00%, 2/1/43	390,386
106,167	FNMA Pool #AS3155, 4.00%, 8/1/44	111,628
79,500	FNMA Pool #AS3157, 4.00%, 8/1/44	83,587
132,853	FNMA Pool #AS4177, 4.50%, 12/1/44	142,897
433,339	FNMA Pool #AS5892, 3.50%, 10/1/45	444,455
520,579	FNMA Pool #AS5906, 3.50%, 10/1/45	533,927
138,604	FNMA Pool #AS6102, 3.50%, 11/1/45	142,164
245,067	FNMA Pool #AS6205, 3.50%, 11/1/45	251,352
225,210	FNMA Pool #AS6385, 4.00%, 12/1/45	236,876
264,061	FNMA Pool #AU1847, 3.00%, 9/1/43	263,986
135,552	FNMA Pool #AU2135, 2.50%, 8/1/28	135,967
236,908	FNMA Pool #AU4279, 3.00%, 9/1/43	236,840
120,527	FNMA Pool #AU4290, 4.00%, 9/1/43	126,774
349,965	FNMA Pool #AV0703, 4.00%, 12/1/43	367,864
419,430	FNMA Pool #AW5055, 3.50%, 7/1/44	431,586
139,394	FNMA Pool #AW6645, 3.00%, 6/1/29	143,168
140,278	FNMA Pool #AW7362, 2.50%, 8/1/29	140,621
271,179	FNMA Pool #AX0416, 4.00%, 8/1/44	285,140
235,178	FNMA Pool #AX1138, 3.50%, 9/1/44	241,258
193,765	FNMA Pool #AX9013, 3.50%, 2/1/45	198,726
233,354	FNMA Pool #AY1670, 3.50%, 2/1/45	239,313

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.3%) (continued)
$214,400	FNMA Pool #AY2728, 2.50%, 2/1/30	$214,927
82,093	FNMA Pool #AZ7793, 3.50%, 8/1/45	84,201
258,586	FNMA Pool #BA3885, 3.50%, 11/1/45	265,250
99,644	FNMA Pool #BC9708, 3.00%, 10/1/46	99,097
248,375	FNMA Pool #BD8213, 3.00%, 9/1/46	247,012
272,823	FNMA Pool #MA0641, 4.00%, 2/1/31	289,395
541,283	FNMA Pool #MA1107, 3.50%, 7/1/32	562,975
2,647	FNMA REMIC Trust Series 2003-38, Class TC, 5.00%, 3/25/23	2,654
112,944	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	111,517
203,560	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	204,166
1,241	GNMA I Pool #429786, 6.00%, 12/15/33	1,437
28,842	GNMA I Pool #548880, 6.00%, 12/15/31	32,702
13,495	GNMA I Pool #551762, 6.00%, 4/15/32	15,299
2,839	GNMA I Pool #557681, 6.00%, 8/15/31	3,218
11,110	GNMA I Pool #582415, 6.00%, 11/15/32	12,884
33,936	GNMA I Pool #583008, 5.50%, 6/15/34	38,182
24,030	GNMA I Pool #605025, 6.00%, 2/15/34	27,276
16,941	GNMA I Pool #605245, 5.50%, 6/15/34	19,011
30,140	GNMA I Pool #622603, 6.00%, 11/15/33	34,573
4,362	GNMA I Pool #626480, 6.00%, 2/15/34	5,049
11,046	GNMA II Pool #3645, 4.50%, 12/20/19	11,373
159,547	GNMA II Pool #5332, 4.00%, 3/20/42	169,924
158,734	GNMA II Pool #MA1520, 3.00%, 12/20/43	161,401
119,826	GNMA II Pool #MA2445, 3.50%, 12/20/44	124,796
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $14,234,459) (21.3%)		14,182,662
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (14.0%)
	U.S. TREASURY NOTES & BONDS (14.0%)
$350,000	U.S. Treasury Bonds, 7.88%, 2/15/21	$434,191
608,935	U.S. Treasury Bonds, 2.00%, 1/15/26(4)	686,004
35,000	U.S. Treasury Bonds, 5.50%, 8/15/28	45,314
50,000	U.S. Treasury Bonds, 5.25%, 11/15/28	63,652
440,000	U.S. Treasury Bonds, 4.38%, 2/15/38	546,769
300,000	U.S. Treasury Bonds, 4.38%, 5/15/40	370,652
400,000	U.S. Treasury Bonds, 3.63%, 8/15/43	443,578
330,000	U.S. Treasury Bonds, 3.38%, 5/15/44	349,942
300,000	U.S. Treasury Bonds, 2.50%, 2/15/46	266,578
400,000	U.S. Treasury Bonds, 2.50%, 5/15/46	355,469
50,000	U.S. Treasury Bonds, 2.88%, 11/15/46	48,273
100,000	U.S. Treasury Notes, 0.88%, 11/15/17	100,004
150,000	U.S. Treasury Notes, 0.75%, 12/31/17	149,754
100,000	U.S. Treasury Notes, 0.75%, 1/31/18	99,789
100,000	U.S. Treasury Notes, 1.00%, 2/15/18	100,035
500,000	U.S. Treasury Notes, 3.13%, 5/15/19	521,309
350,000	U.S. Treasury Notes, 1.63%, 6/30/19	352,611
200,000	U.S. Treasury Notes, 1.63%, 12/31/19	200,984
200,000	U.S. Treasury Notes, 1.25%, 1/31/20	198,531
450,000	U.S. Treasury Notes, 1.38%, 3/31/20	447,645
150,000	U.S. Treasury Notes, 1.13%, 4/30/20	147,932
200,000	U.S. Treasury Notes, 2.25%, 4/30/21	203,508
400,000	U.S. Treasury Notes, 2.13%, 6/30/21	404,312
100,000	U.S. Treasury Notes, 2.00%, 10/31/21	100,289
1,050,000	U.S. Treasury Notes, 1.50%, 1/31/22	1,026,293
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	148,207
50,000	U.S. Treasury Notes, 1.88%, 5/31/22	49,598
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (14.0%) (continued)
	U.S. TREASURY NOTES & BONDS (14.0%) (continued)
$300,000	U.S. Treasury Notes, 1.38%, 6/30/23	$284,977
300,000	U.S. Treasury Notes, 2.75%, 2/15/24	309,844
250,000	U.S. Treasury Notes, 2.50%, 5/15/24	253,740
150,000	U.S. Treasury Notes, 2.25%, 11/15/24	149,080
50,000	U.S. Treasury Notes, 2.13%, 5/15/25	49,016
100,000	U.S. Treasury Notes, 1.63%, 5/15/26	93,250
302,526	U.S. Treasury Notes, 0.13%, 7/15/26 TIPS	292,543
TOTAL U.S. TREASURY NOTES & BONDS (Cost $9,456,480) (14.0%)		9,293,673
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,456,480) (14.0%)		9,293,673
Shares		Value
SHORT-TERM INVESTMENTS (2.9%)
	MONEY MARKET FUNDS (2.9%)
1,305,544	State Street Institutional Liquid Reserves Fund	1,305,544
602,675	State Street Navigator Securities Lending Government Money Market Portfolio(4)	602,675
TOTAL SHORT-TERM INVESTMENTS (Cost $1,908,331) (2.9%)		1,908,219
TOTAL INVESTMENT SECURITIES (100.5%) (Cost $66,841,766)		$66,729,037
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.5%)		(300,329)
NET ASSETS (100%)		$66,428,708
(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of December 31, 2016, the market value of the securities on loan was $591,067.

See Notes to Financial Statements.

December 31, 2016

(4)
Securities with an aggregate market value of  $591,067 were out on loan in exchange for $602,675 of cash collateral as of December 31, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1G in the Notes to Financial Statements.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

TIPS
Treasury Inflation Prorated Security

FUTURES (see Note 1C)
Type	Number of Contracts	Expiration Date	Original Value	Value at December 31, 2016	Unrealized Appreciation/ (Depreciation)
Long Gilt Future	5	03/29/17	$762,187	$775,364	$13,177
Short Future
Euro-Bund Future	3	03/08/17	$(517,108)	$(518,378)	$(1,270)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$2,719,011	$—	$2,719,011
Commercial Mortgage-Backed Securities	—	4,550,953	—	4,550,953
Corporate Bonds & Notes*	—	31,499,364	—	31,499,364
Foreign Government Obligations	—	707,583	—	707,583
Long-Term Municipal Securities*	—	1,867,572	—	1,867,572
U.S. Government Agency Obligations	—	14,182,662	—	14,182,662
U.S. Treasury Obligations	—	9,293,673	—	9,293,673
Short-Term Investments	1,908,219	—	—	1,908,219
Future	13,177	—	—	13,177
Total Investments in Securities	$1,921,396	$64,820,818	$—	$66,742,214
Liabilities
Future	(1,270)	—	—	(1,270)
Total	$1,920,126	$64,820,818	$—	$66,740,944
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.
To achieve the Fund’s investment objectives, under normal conditions, EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the 12 months ended December 31, 2016.
How did the Fund perform during the annual period?
The Fund generated a total return of  -0.38% during the 12 months ended December 31, 2016. This compares to the 0.25% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the reporting period?
The Fund modestly lagged its benchmark due primarily to mixed results from sector allocation and issue selection during the annual period, which more than offset the positive contribution made by effective duration positioning.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results was having an overweighted allocation to the education sector, which tending to be a high quality sector, lagged the Bloomberg Barclays Index during the annual period. During the annual period, lower quality issues generally outperformed higher quality issues. Having an underweighted allocation to the lower-rated states, including New Jersey and Illinois, also hurt, as this was an annual period during which riskier trades were rewarded. However, the Fund generally has a high quality bias. As such, issue selection overall also detracted, as the Fund had more exposure to higher quality issues, like those in the water and sewer and education sectors, which lagged the more volatile sectors where the Fund was underweight, like housing and health care. The Fund was also negatively affected by having no exposure to Puerto Rico bonds, which experienced particularly strong performance during the annual period, as these bonds rebounded off of especially low levels.
On the positive side, overweighting revenue bonds and underweighting general obligation (GO) bonds at the local and state levels helped performance. The Revenue Index (a subset of the Bloomberg Barclays Index) significantly outperformed the GO Index (another subset of the Bloomberg Barclays Index) during the annual period. Investors were drawn to revenue bonds due to their dedicated revenue stream supporting the debt service. Having underweighted exposures to several states with particularly weak performance during the annual period, including California and Connecticut, was beneficial to relative returns as well.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its relative performance during the reporting period. We kept the Fund’s duration shorter than that of the Bloomberg Barclays Index — by approximately half a year — through most of the reporting period, which helped as interest rates climbed across the municipal bond yield curve. We kept the Fund’s duration shorter than that of the Bloomberg Barclays Index in anticipation of tightening Fed policy and slightly higher inflation. More specific to municipal bonds, there were concerns, especially following the November 2016 elections, that possible new changes to the tax code could put pressure on tax-exempt securities’ prices. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning overall detracted from the Fund’s performance during the reporting period. “Barbell” positioning would have been the winning strategy, as both short-term and long-term bonds posted positive total returns during the annual period, while the “belly,” or intermediate segment, of the yield curve, i.e. bonds maturing in five to 10 years, generated negative returns. However, the Fund was overweight the intermediate segment of the yield curve and underweight the short-term and long-term segments. As such, the Fund’s yield curve positioning dampened its relative results during the annual period.

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Were there any notable changes in the Fund’s weightings during the annual period?
During the reporting period, we maintained an overall high quality bias within the Fund but added lower-rated, still investment grade credits to the portfolio as we sought to increase investment income. We made modest adjustments to the Fund’s duration but maintained a duration shorter than that of the Bloomberg Barclays Index.
How was the Fund positioned relative to its benchmark index at the end of December 2016?
At the end of December 2016, the Fund maintained its conservative focus on higher credit quality, with a bias toward education and water and sewer bonds. The Fund also maintained its overweighted exposure to revenue bonds, as we like their yield, and its underweight to general obligation bonds. We maintained the Fund’s duration shorter than that of the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of December 2016, not enough was known about how the new U.S. presidential administration’s policies might affect the tax-exempt bond market, and so we made no significant changes to the Fund near the end of the calendar year. That said, we intend to closely monitor the new administration’s efforts to overhaul the personal tax code as well as the Fed’s pace of interest rate hikes in 2017.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. These include a build-up in inflationary pressures, a material change in Fed posture, a change in employment data, or any surprises from the Trump administration that could materially affect trade, global economic growth and/or the U.S. tax code.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2016 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,119,190	1.8%
Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	750,000	826,020	1.3%
Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	750,000	778,897	1.2%
Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	630,000	681,043	1.1%
California State, General Obligation Unlimited, 5.00%, 2/1/38	565,000	619,596	1.0%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	616,925	1.0%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	581,240	0.9%
Oregon State, General Obligation Unlimited, Refunding Revenue Bonds, Ser. N, 5.00%, 12/1/21	500,000	573,725	0.9%
California State Public Works Board, Revenue Bonds, Department of Corrections and Rehabilitation, 5.00%, 6/1/27	500,000	568,730	0.9%
Massachusetts Development Finance Agency, Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	500,000	568,605	0.9%
Total			11.0%
Asset Allocation – Percentage of Net Assets

Cash & Other
Assets - Net 2.1%
Long-Term
Municipal
Securities 97.9%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of December 31, 2016
Percentage of Fund’s Investments
Aaa/AAA	11.8%
Aa1/AA+	23.1%
Aa2/AA	21.4%
Aa3/AA-	16.8%
A1/A+	9.2%
A2/A	9.6%
A3/A-	3.6%
Baa1	0.7%
NR	1.7%
Total Investments	97.9%
Cash and other assets in excess of liabilities	2.1%
Total Net Assets	100.0%
Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2016 (unaudited) (continued)

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Bloomberg Barclays Municipal Bond Index (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The Value Line Tax Exempt Fund, Inc. and the Bloomberg Barclays Municipal Bond Index*
Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/16	-0.38%	$9,962
5 years ended 12/31/16	2.26%	$11,183
10 years ended 12/31/16	2.56%	$12,873
*
The Bloomberg Barclays Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments	December 31, 2016

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.9%)
	ALABAMA (0.5%)
$310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	$330,891
	ALASKA (0.3%)
	North Slope Boro Alaska, General Obligation Unlimited:
130,000	Prerefunded, Ser. A, NATL-RE Insured, 5.00%, 6/30/17	Aa2	132,600
70,000	Unrefunded, Ser. A, NATL-RE Insured, 5.00%, 6/30/17	Aa2	71,429
			204,029
	ARIZONA (1.0%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	167,533
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	250,630
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	231,370
			649,533
	ARKANSAS (0.8%)
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	530,270
	CALIFORNIA (15.2%)
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	165,870
100,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, 5.00%, 9/1/33	Aa3	112,572
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	Aa3	284,010
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	283,478
180,000	California State Department of Water Resources Center Valley Project Water System, Prerefunded Revenue Bonds, Ser. AG, 4.38%, 12/1/29	**	194,931
45,000	California State Department of Water Resources Center Valley Project Water System, Unrefunding Revenue Bonds, Ser. AG, 4.38%, 12/1/29	Aa1	48,213
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	568,730
200,000	Ser. H, 5.00%, 12/1/24	A1	237,296
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	Aa3	619,596
500,000	5.25%, 11/1/40	Aa3	555,755
250,000	City of Pasadena, California Certificate of Participation, Ser. C, 4.75%, 2/1/38	AA+*	259,775
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	257,222
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(1)	A2	293,495
300,000	Golden State Tobacco Securitization Corp., Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	A1	337,452
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, AGM Insured, 5.25%, 10/15/21	A2	261,547
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	139,334
	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C:
60,000	Senior Ser. B, 5.00%, 7/1/22	Aa2	69,692
75,000	Senior Ser. C, 5.00%, 7/1/21	AA+*	85,720
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa3	202,846
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	360,677
60,000	Ser. F, 5.00%, 7/1/28	Aa1	68,999
225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	Aa2	270,711
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24(2)	A1	59,506
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	166,850
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.9%) (continued)
	CALIFORNIA (15.2%) (continued)
$250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	$277,460
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	Aa2	159,608
150,000	San Francisco Bay Area Rapid Transit District, General Obligation Unlimited, Election 2004, Ser. D, 4.00%, 8/1/24	Aaa	168,963
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	201,016
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	155,488
355,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25 (2)	Aa3	360,478
150,000	Santa Monica Public Financing Authority, Lease Revenue Bonds, Ser. A, 4.00%, 6/1/18	Aa2	156,000
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	259,912
200,000	State of California, General Obligation Unlimited, 4.00%, 3/1/25	Aa3	223,508
	State of California, General Obligation Unlimited, Refunding Bonds:
300,000	5.00%, 11/1/23	Aa3	353,760
105,000	5.00%, 2/1/24	Aa3	118,969
250,000	5.25%, 2/1/29	Aa3	282,892
	State of California, General Obligation Unlimited, Various Purpose Bonds:
115,000	5.00%, 11/1/23	Aa3	135,608
150,000	5.00%, 8/1/26	Aa3	181,977
250,000	5.00%, 9/1/41	Aa3	276,330
150,000	University of California Limited Project, Revenue Bonds, Ser. G, 5.00%, 5/15/37	Aa3	168,832
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	176,242
			9,561,320
	COLORADO (0.9%)
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa2	568,470
	CONNECTICUT (0.8%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	201,360
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty -Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	285,085
			486,445
	DELAWARE (0.3%)
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	213,864
	DISTRICT OF COLUMBIA (0.2%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	111,785
	FLORIDA (6.1%)
395,000	Cape Coral Florida Utility Special Assessment, Southwest 4 Area, NATL-RE Insured, 4.50%, 7/1/18	A2	400,056
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A2	140,882
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/23	A1	279,470
250,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/30	Aa3	280,410
125,000	City of Tampa, Florida Baycare Health System, Revenue Bonds, Ser. A, 5.00%, 11/15/24	Aa2	142,233
	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D:
250,000	5.00%, 12/1/40	Aa1	281,983
125,000	5.00%, 12/1/45	Aa1	140,376
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	276,857
75,000	Hillsborough County Industrial Development Authority, Hospital Revenue Refunding Bonds, Tampa General Hospital Project, Ser. A, 5.00%, 10/1/20	A3	83,021
300,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A2	348,123
750,000	Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	Aa2	826,020
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	353,476
See Notes to Financial Statements.

December 31, 2016

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.9%) (continued)
	FLORIDA (6.1%) (continued)
$250,000	State of Florida, Department of Transportation, General Obligation Unlimited, 5.00%, 7/1/22	Aa1	$283,065
			3,835,972
	GEORGIA (3.2%)
150,000	Augusta Georgia Water & Sewerage Revenue, Revenue Bonds, 4.00%, 10/1/28	A1	157,663
500,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Ser. B, AGM Insured, 5.25%, 11/1/34	Aa3	546,015
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	Aa2	134,649
500,000	Ser. A, 4.00%, 7/1/36	Aa2	516,465
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	681,043
			2,035,835
	GUAM (0.5%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
150,000	5.00%, 10/1/20	A2	163,993
120,000	5.00%, 10/1/39	A2	131,952
			295,945
	HAWAII (1.1%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	557,512
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	114,051
			671,563
	IDAHO (0.9%)
250,000	Idaho Housing & Finance Association, Grant & Revenue Anticipation Bonds, Federal Highway - A, 5.00%, 7/15/29	A2	275,355
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	279,890
			555,245
	ILLINOIS (2.8%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	106,167
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A2	210,944
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A2	277,197
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	Aa3	164,598
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	212,429
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA+*	110,658
500,000	Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	A2	519,445
150,000	University of Illinois, Revenue Bonds, Auxiliary Facilities System, Ser. A, 5.00%, 4/1/17	Aa3	151,454
			1,752,892
	INDIANA (1.2%)
750,000	Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	778,897
	IOWA (0.9%)
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	57,289
500,000	Iowa Finance Authority, State Revolving Fund, Revenue Bonds, 3.38%, 8/1/29	Aaa	511,420
			568,709
	KENTUCKY (1.0%)
450,000	Kentucky State Turnpike Authority Economic Development Road Revenue, Revenue Bonds, Revitalization Projects, Ser. A, 5.00%, 7/1/19	Aa2	486,468
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	A2	132,430
			618,898
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.9%) (continued)
	LOUISIANA (1.4%)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds:
$300,000	City of Bossier City, 5.00%, 11/1/26	Aa3	$351,204
250,000	Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	285,073
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	164,569
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	98,550
			899,396
	MAINE (0.9%)
225,000	Maine Municipal Bond Bank, Revenue Bonds, Ser. D, 4.00%, 11/1/20	AA+*	243,202
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	224,552
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	111,041
			578,795
	MASSACHUSETTS (4.3%)
245,000	Martha’s Vineyard Land Bank, Revenue Bonds, AMBAC Insured, 4.25%, 5/1/36 (2)	A-*	245,615
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	515,445
	Massachusetts Development Finance Agency:
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	568,605
75,000	Partners Healthcare, Revenue Bonds, Ser. L, 5.00%, 7/1/36	Aa3	83,208
250,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	275,265
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	616,925
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	279,235
115,000	Town of Nantucket, Massachusetts Municipal Purpose Loan, General Obligation Limited, 4.13%, 2/15/24	Aa1	118,865
			2,703,163
	MICHIGAN (0.3%)
145,000	Michigan Finance Authority, State Revolving Fund Revenue, Clean Water, Refunding Revenue Bonds, 5.00%, 10/1/20	AAA*	162,488
	MINNESOTA (0.3%)
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	181,491
	MISSISSIPPI (0.5%)
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	320,937
	MISSOURI (0.3%)
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	175,961
	NEBRASKA (1.1%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	317,006
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	103,942
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	260,660
			681,608
	NEVADA (0.4%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	263,185
	NEW HAMPSHIRE (0.8%)
500,000	New Hampshire State, General Obligation Unlimited, Ser. B, 4.00%, 2/1/30	Aa1	531,910
	NEW JERSEY (3.9%)
100,000	New Jersey Institute of Technology, Revenue Bonds, Ser. A, General Obligation of Institution Insured, 5.00%, 7/1/42	A1	109,703
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,119,190
See Notes to Financial Statements.

December 31, 2016

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.9%) (continued)
	NEW JERSEY (3.9%) (continued)
	New Jersey State Health Care Facilities Financing Authority, Hospital Asset Transformation Program, Revenue Bonds:
$55,000	Prerefunded, Ser. A, 5.25%, 10/1/18	**	$58,816
190,000	Unrefunded, Ser. A, 5.25%, 10/1/18	A3	198,563
150,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/26	A1	157,326
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System:
245,000	Ser. A, AMBAC Insured, 4.75%, 12/15/37	A3	245,289
250,000	Ser. B, 5.00%, 6/15/18	A3	258,868
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A2	186,628
100,000	Ser. F, 5.00%, 1/1/35	A2	110,738
			2,445,121
	NEW MEXICO (0.6%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	150,555
200,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	237,248
			387,803
	NEW YORK (9.2%)
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	156,477
200,000	County of Westchester, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aa1	207,608
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	Aa1	426,000
110,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/23	A3	125,740
	Metropolitan Transportation Authority, New York:
200,000	Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A1	223,016
500,000	Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A1	564,095
	New York State Dormitory Authority, Revenue Bonds:
10,000	Albany Medical Center, Ser. A-1, AGM/FHA Insured, 5.00%, 8/15/18	A2	10,032
100,000	Barnard College, Ser. A, 5.00%, 7/1/30	A1	114,106
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	109,161
50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	56,815
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	Aa1	536,505
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	159,132
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	292,167
150,000	State Personal Income Tax Revenues, Ser. B, Group C, 5.00%, 2/15/38	Aa1	169,293
	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds:
500,000	Ser. B, 5.00%, 6/15/28	Aaa	527,495
125,000	Ser. C, 4.13%, 6/15/22	Aaa	126,563
	New York State Urban Development Corp., State Personal Income Tax Revenue:
250,000	Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa1	297,290
135,000	Revenue Bonds, Ser. A, 5.00%, 3/15/29	Aa1	157,325
	New York State, General Obligation Unlimited:
150,000	Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa2	176,368
65,000	Prerefunded Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	66,951
285,000	Prerefunded Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	293,197
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	103,038
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	110,634
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	368,706
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.9%) (continued)
	NEW YORK (9.2%) (continued)
	Triborough Bridge & Tunnel Authority, Revenue Bonds:
$250,000	FSA-CR AGM-CR MBIA Insured, 5.50%, 11/15/19	A1	$278,837
100,000	Unrefunded, Ser. C, 5.00%, 11/15/19	Aa3	106,811
			5,763,362
	NEW YORK CITY (6.7%)
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	278,957
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	257,715
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
250,000	Ser. DD, 4.50%, 6/15/38	Aa1	258,910
100,000	Ser. DD, 5.00%, 6/15/34	Aa1	114,503
65,000	Ser. EE, 5.00%, 6/15/45	Aa1	73,029
60,000	Ser. FF, 5.00%, 6/15/45	Aa1	66,542
	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds:
200,000	Ser. GG-1, 5.00%, 6/15/39	Aa1	213,816
150,000	Ser. GG-1, 5.25%, 6/15/32	Aa1	161,481
500,000	New York City Municipal Water Finance Authority, Water and Sewer Second General Resolution Fiscal 2008, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa1	506,850
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	330,210
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	161,145
120,000	Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	142,373
150,000	Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	175,509
200,000	Subser. A-1, 5.00%, 8/1/31	Aa1	231,954
200,000	Subser. B-1, 5.00%, 8/1/39	Aa1	226,086
250,000	Subser. E-1, 5.00%, 2/1/32	Aa1	290,580
135,000	Subser. E-1, 5.00%, 2/1/40	Aa1	153,454
160,000	Subser. F-1, 5.00%, 5/1/23	Aa1	184,354
135,000	Unrefunded, Ser. B, 5.00%, 11/1/23	Aa1	136,800
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	266,355
			4,230,623
	NORTH CAROLINA (3.1%)
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	A-*	310,926
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	391,094
300,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	331,854
85,000	North Carolina Medical Care Commission, Revenue Bonds, Wake Forest Baptist Obligated Group, Ser. B, 5.00%, 12/1/24	A2	96,915
	Raleigh Durham Airport Authority, Revenue Bonds:
195,000	Ser. A, 5.00%, 5/1/36	Aa3	210,918
250,000	Ser. B-1, 5.00%, 11/1/28	Aa3	274,025
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	323,981
			1,939,713
	NORTH DAKOTA (0.8%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	343,293
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	151,608
			494,901
	OHIO (2.0%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	227,754
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	277,380
See Notes to Financial Statements.

December 31, 2016

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.9%) (continued)
	OHIO (2.0%) (continued)
	City of Columbus, Ohio Library Fund Facilities Notes, Revenue Bonds:
$70,000	Prerefunded, Ser. 1, 5.00%, 12/1/23	**	$78,632
80,000	Unrefunded, Ser. 1, 5.00%, 12/1/23	**	88,673
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	320,895
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	275,672
			1,269,006
	OKLAHOMA (0.5%)
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA*	282,140
	OREGON (1.2%)
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	177,588
500,000	Oregon State, General Obligation Unlimited, Refunding Revenue Bonds, Ser. N, 5.00%, 12/1/21	Aa1	573,725
			751,313
	PENNSYLVANIA (4.8%)
500,000	Centennial School District Bucks County, General Obligation Limited, Ser. A, State Aid Withholding Insured, 5.00%, 12/15/34	Aa2	550,095
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	220,182
495,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Refunding Bonds, Ser. A, AGM Insured, 5.25%, 12/15/32	A2	525,813
300,000	Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18	A1	316,974
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	581,240
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA*	105,985
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa2	319,434
	University of Pittsburgh-of the Commonwealth System of Higher Education, Capital Project Revenue Bonds, Ser. B:
100,000	5.00%, 9/15/19	Aa1	108,185
50,000	5.00%, 9/15/31	Aa1	53,259
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	243,430
			3,024,597
	SOUTH CAROLINA (2.8%)
500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	536,780
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aaa	392,780
195,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	Baa1	205,653
250,000	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Georgetown Hospital, Ser. B, 3.50%, 2/1/25	**	250,575
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A1	361,342
			1,747,130
	TENNESSEE (0.6%)
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	267,470
80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	81,213
			348,683
	TEXAS (7.7%)
	City of Arlington, Texas Special Tax Revenue, Refunding Bonds:
125,000	Prerefunded, 5.00%, 8/15/28	**	134,504
200,000	Unrefunded, 5.00%, 8/15/28	A1	210,866
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	72,480
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.9%) (continued)
	TEXAS (7.7%) (continued)
$160,000	City of Corpus Christi, Texas General Improvement Bonds, 5.00%, 3/1/24	Aa2	$188,150
100,000	City of Dallas, Unrefunded General Obligation Limited, Refunding Bonds, 5.00%, 2/15/23	A1	113,486
160,000	City of El Paso Texas, Water & Sewer Revenue, Improvement Refunding Revenue Bonds, Ser. A, 5.00%, 3/1/23	AA+*	182,912
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA*	72,471
	City of Houston, Texas Public Improvement, General Obligation Limited:
135,000	5.00%, 3/1/25	**	145,109
15,000	5.00%, 3/1/25	Aa3	16,091
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	142,654
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	80,820
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	230,222
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	314,286
250,000	Fort Worth Independent School District, School Building, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 2/15/20	Aa1	275,845
200,000	Harris County, Texas Unlimited Tax Road, General Obligation Unlimited, Ser. A, 5.00%, 10/1/28	Aaa	237,308
	Leander Independent School District, Prefunded Bonds, General Obligation Unlimited:
555,000	PSF-GTD Insured,0.00%, 8/15/41 (1)	**	133,167
195,000	PSF-GTD Insured,0.00%, 8/15/41 (1)	AAA*	46,523
	Lower Colorado River Authority, Revenue Bonds:
250,000	Ser. A, 5.00%, 5/15/31	A1	280,195
250,000	Ser. B, 5.00%, 5/15/23	A2	286,547
135,000	North Fort Bend Water Authority, Revenue Bonds, AGM Insured, Ser. A, 3.00%, 12/15/19	A2	139,609
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	225,938
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	118,674
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	138,725
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	300,842
300,000	Texas City Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/24	Aaa	357,738
200,000	Texas Water Development Board, Revenue Bonds, Ser. A, 5.00%, 10/15/27	AAA*	238,202
125,000	University of Texas Financing System, Revenue Bonds, Ser. D, 4.25%, 8/15/19	Aaa	134,025
			4,817,389
	VERMONT (0.8%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	215,390
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	280,745
			496,135
	VIRGINIA (0.2%)
100,000	Virginia State Resources Authority, Revenue Bonds, Virginia Pooled Financing Program, Ser. C, 5.00%, 11/1/18	Aaa	106,815
	WASHINGTON (2.9%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aa1	267,300
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aa1	194,471
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	102,924
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	279,122
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aa1	234,096
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	360,241
100,000	Washington State, Motor Vehicle Fuel Tax, General Obligation Unlimited, Ser. B, 5.00%, 7/1/24	Aa1	118,624
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aa1	286,890
			1,843,668
See Notes to Financial Statements.

December 31, 2016

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.9%) (continued)
	WEST VIRGINIA (0.3%)
$175,000	West Virginia School Building Authority, Revenue Bonds, 5.00%, 7/1/17	A1	$178,591
	WISCONSIN (1.4%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	156,425
165,000	Wisconsin Department of Transportation, Revenue Bonds, Ser. 2, 5.00%, 7/1/24	Aa2	190,813
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA-*	226,518
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	277,817
			851,573
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	234,802
	TOTAL LONG-TERM MUNICIPAL SECURITIES (97.9%) (Cost $61,045,936)		$61,482,862
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)		1,313,817
	NET ASSETS (100.0%)		$62,796,679
*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

**
Security no longer rated by Moody’s and Standard & Poor’s.

(1)
Zero coupon bond.

(2)
In November 2010, AMBAC Financial Group, Inc. (AMBAC) filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

FHA
Federal Housing Administration.

FSA
Financial Security Assurance.

MBIA
Municipal Bond Investors Assurance Corporation.

NATL-RE
National Public Finance Guarantee Corporation.

PSF-GTD
Permanent School Fund Guaranteed.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$61,482,862	$—	$61,482,862
Total Investments in Securities	$—	$61,482,862	$—	$61,482,862
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2016

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$66,729,037	$61,482,862
Cash at broker	22,303	—
Interest receivable	466,110	756,589
Dividends receivable	1,000	—
Receivable for Investments Sold	—	739,077
Receivable from broker – variation margin on open futures contracts	4,954	—
Receivable for securities lending income	720	—
Receivable for capital shares sold	200	—
Total Assets	67,224,324	62,978,528
Liabilities:
Due to custodian	—	47,968
Payable upon return of securities on loan (Note 1G)	602,675	—
Payable for capital shares redeemed	82,867	37,027
Dividends payable to shareholders	8,750	29,649
Accrued expenses:
Advisory fee	23,532	26,723
Transfer Agent Fees	19,189	9,658
Custody and Accounting Fees	18,478	15,301
Auditing and Legal Fees	10,328	8,681
Service and distribution plan fees	14,121	—
Directors’ fees and expenses	3,706	3,475
Other	11,970	3,367
Total Liabilities	795,616	181,849
Net Assets	$66,428,708	$62,796,679
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$44,984	$64,435
Additional paid-in capital	67,103,129	63,393,268
Undistributed/(distributions in excess of) net investment income	11,750	(20,939)
Accumulated net realized loss on investments and futures	(630,333)	(1,077,011)
Net unrealized appreciation /(depreciation) of:
Investments	(112,729)	436,926
Futures contracts	11,907	—
Net Assets	$66,428,708	$62,796,679
Net Asset Value Per Share
Net Assets	$66,428,708	$62,796,679
Shares Outstanding	4,498,420	6,443,517
Net Asset Value, Offering and Redemption Price per Outstanding Share	$14.77	$9.75
* Includes securities on loan of	$591,067	$—
Cost of investments	$66,841,766	$61,045,936
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2016

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Dividends	$2,088	$—
Interest	1,935,842	2,363,648
Securities lending income	6,063	—
Total Income	1,943,993	2,363,648
Expenses:
Advisory fees	356,135	338,304
Service and distribution plan fees	178,068	169,152
Transfer agent fees	95,338	50,456
Auditing and legal fees	69,654	16,021
Custody and accounting fees	64,017	52,380
Registration and filing fees	27,909	26,771
Printing and postage	20,735	8,800
Directors’ fees and expenses	19,137	18,521
Professional fees	8,827	5,368
Insurance	5,018	4,717
Other	6,618	4,987
Total Expenses Before Fees Waived (See Note 5)	851,456	695,477
Less: Advisory Fees Waived and Expenses Reimbursed	(146,308)	(22,977)
Less: Service and Distribution Plan Fees Waived	—	(169,152)
Net Expenses	705,148	503,348
Net Investment Income	1,238,845	1,860,300
Net Realized and Unrealized Gain/(Loss) on Investments and Futures:
Net Realized Gain/(Loss) From:
Investments	230,820	518,792
Futures contracts	(18,155)	—
	212,665	518,792
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	138,446	(2,506,246)
Futures contracts	15,368	—
	153,814	(2,506,246)
Net Realized Gain/(Loss) on Investments and Futures	366,479	(1,987,454)
Increase /(Decrease) in Net Assets from Operations	$1,605,324	$(127,154)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended December 31, 2016 and 2015

	Value Line Core Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,238,845	$1,352,514
Net realized gain on investments and futures	212,665	59,668
Change in net unrealized appreciation/(depreciation) on investments and futures	153,814	(1,226,011)
Net increase in net assets from operations	1,605,324	186,171
Distributions to Shareholders from:
Net investment income	(1,228,482)	(1,356,570)
Total distributions	(1,228,482)	(1,356,570)
Share Transactions:
Proceeds from sale of shares	3,020,608	5,783,577
Proceeds from reinvestment of dividends to shareholders	1,091,648	1,193,509
Cost of shares redeemed	(10,134,472)	(13,029,832)
Net decrease in net assets from capital share transactions	(6,022,216)	(6,052,746)
Total decrease in net assets	(5,645,374)	(7,223,145)
Net Assets:
Beginning of year	72,074,082	79,297,227
End of year	$66,428,708	$72,074,082
Undistributed net investment income included in net assets, at end of year	$11,750	$35,107
Capital Share Transactions:
Shares sold	199,855	386,881
Shares issued to shareholders in reinvestment of dividends	72,455	80,024
Shares redeemed	(673,777)	(874,910)
Net decrease	(401,467)	(408,005)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended December 31, 2016 and 2015

	The Value Line Tax Exempt Fund, Inc.
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,860,300	$1,970,966
Net realized gain on investments	518,792	293,194
Change in net unrealized appreciation/(depreciation) on investments	(2,506,246)	(541,176)
Net increase/(decrease) in net assets from operations	(127,154)	1,722,984
Distributions to Shareholders from:
Net investment income	(1,859,910)	(1,970,966)
Total distributions	(1,859,910)	(1,970,966)
Share Transactions:
Proceeds from sale of shares	536,053	583,401
Proceeds from reinvestment of dividends to shareholders	1,514,607	1,584,284
Cost of shares redeemed	(6,305,857)	(8,413,879)
Net decrease in net assets from capital share transactions	(4,255,197)	(6,246,194)
Total decrease in net assets	(6,242,261)	(6,494,176)
Net Assets:
Beginning of year	69,038,940	75,533,116
End of year	$62,796,679	$69,038,940
Distributions in excess of net investment income included in net assets, at end of year	$(20,939)	$(21,329)
Capital Share Transactions:
Shares sold	52,851	58,258
Shares issued to shareholders in reinvestment of dividends	150,231	157,849
Shares redeemed	(625,523)	(840,668)
Net decrease	(422,441)	(624,561)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Core Bond Fund
	Years Ended December 31,			Period ended December 31,	Year Ended January 31,
	2016	2015	2014(1)	2013(2)	2013	2012
Net asset value, beginning of year	$14.71	$14.94	$14.55	$15.21	$14.76	$14.85
Income/(loss) from investment operations:
Net investment income	0.26	0.26	0.27	0.18	0.78	0.87
Net gains/(losses) on securities (both realized and unrealized)	0.06	(0.23)	0.38	(0.66)	0.45	(0.09)
Total from investment operations	0.32	0.03	0.65	(0.48)	1.23	0.78
Redemption fees	—	—	—	—	0.00(3)	0.00(3)
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.26)	(0.15)	(0.78)	(0.87)
Distributions from net realized gains	—	—	—	—	(0.00)(3)	—
Distributions from return of capital	—	—	—	(0.03)	—	—
Total distributions	(0.26)	(0.26)	(0.26)	(0.18)	(0.78)	(0.87)
Net asset value, end of year	$14.77	$14.71	$14.94	$14.55	$15.21	$14.76
Total return	2.16%	0.22%	4.49%	(3.13)%(4)	8.49%	5.48%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$66,429	$72,074	$79,297	$85,045	$30,550	$32,203
Ratio of gross expenses to average net assets*	1.20%	1.17%	1.26%	1.30%(5)	1.62%	1.55%
Ratio of net expenses to average net assets**	0.99%	0.89%	1.01%	1.15%(5)	1.32%	1.25%
Ratio of net investment income to average net assets	1.74%	1.75%	1.96%	1.17%(5)	5.18%	5.95%
Portfolio turnover rate	32%	34%	111%	61%(4)	103%	50%
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014.

(2)
Period from February 1, 2013 to December 31, 2013.

(3)
Amount is less than $.01 per share.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each year:
	The Value Line Tax Exempt Fund, Inc.
	Years Ended December 31,		Period Ended December 31,	Year Ended February 28,		Year Ended February 29,
	2016	2015	2014(1)	2014	2013	2012
Net asset value, beginning of year	$10.06	$10.08	$9.87	$10.31	$10.14	$9.43
Income/(loss) from investment operations:
Net investment income	0.28	0.27	0.22	0.27	0.26	0.29
Net gains/(losses) on securities (both realized and unrealized)	(0.31)	(0.02)	0.21	(0.44)	0.17	0.71
Total from investment operations	(0.03)	0.25	0.43	(0.17)	0.43	1.00
Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.22)	(0.27)	(0.26)	(0.29)
Net asset value, end of year	$9.75	$10.06	$10.08	$9.87	$10.31	$10.14
Total return	(0.38)%	2.54%	4.38%(2)	(1.55)%	4.33%	10.77%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$62,797	$69,039	$75,533	$78,045	$91,124	$95,405
Ratio of gross expenses to average net assets*	0.99%	1.11%	1.19%(3)	1.08%	1.24%	1.13%
Ratio of net expenses to average net assets**	0.74%	0.86%	0.94%(3)	0.83%	0.99%	0.88%
Ratio of net investment income to average net assets	2.75%	2.71%	2.61%(3)	2.79%	2.58%	2.95%
Portfolio turnover rate	18%	6%	4%(2)	11%	28%	24%
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
Period from March 1, 2014 to December 31,2014.

(2)
Not annualized.

(3)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Funds (the “Value Line Funds”) is a family of mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

December 31, 2016

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended December 31, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2016, there were no Level 3 investments in either fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Futures:   The Value Line Core Bond Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.
At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.
Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.
(D) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.

Notes to Financial Statements (continued)

As of December 31, 2016, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(E) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Year Ended December 31, 2016	Year Ended December 31, 2015
Value Line Core Bond Fund
Dividends per share from net investment income	$0.2611	$0.2639
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income	$0.2779	$0.2717
The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(F) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in

December 31, 2016

recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the fund based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2016, the Funds were not invested in joint repurchase agreements.
As of December 31, 2016, the Value Line Core Bond Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Core Bond Fund	$591,067	$602,675	$603,338
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2016.
	Remaining Contractual Maturity of the Agreements As of December 31, 2016
Value Line Core Bond Fund	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$602,675	$—	$—	$—	$602,675
Total Borrowings	$602,675	$—	$—	$—	$602,675
Gross amount of recognized liabilities for securities lending transactions					$602,675
(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

Notes to Financial Statements (continued)

2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Core Bond Fund	$15,092,056	$12,239,142	$7,519,770	$11,017,365
The Value Line Tax Exempt Fund, Inc.	11,814,631	15,186,891	—	—
4.   Income Taxes
At December 31, 2016, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain	Undistributed tax exempt income
Value Line Core Bond Fund	$66,850,573	$860,750	$(982,286)	$(121,536)	$20,500	$—	$—
The Value Line Tax Exempt Fund, Inc.	61,045,936	1,272,333	(835,407)	436,926	—	—	8,710
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.
As of December 31, 2016, the following Funds had a realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains:
Fund	Expiring December 31, 2017	Unlimited Short-Term Losses	Unlimited Long-Term Losses
Value Line Core Bond Fund	$—	$621,526	$—
The Value Line Tax Exempt Fund, Inc.	1,077,011	—	—

December 31, 2016

During the year ended December 31, 2016, the following Funds utilized capital loss carryforwards:
Fund	Amount
Value Line Core Bond Fund	$239,741
The Value Line Tax Exempt Fund, Inc.	518,792
During the year ended December 31, 2016, The Value Line Tax Exempt Fund, Inc. expired capital loss carryforwards of  $5,120,929 for U.S. federal income tax purpose.
To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
It is uncertain whether the Funds will be able to realize the benefits of the losses before they expire.
Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales and return of capital from investments in REITs.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Core Bond Fund	$(33,720)	$33,720	$—
The Value Line Tax Exempt Fund, Inc.	—	5,120,929	(5,120,929)
These reclassifications were primarily due to foreign currency gains/(losses) and expiring capital loss carryforwards. Net assets were not affected by these reclassifications.
The tax composition of distributions paid to shareholders during fiscal 2016 and 2015, were as follows:
Value Line Core Bond Fund	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions Paid From:
Ordinary income	$1,228,482	$1,356,570
Long-term capital gain	—	—
Total distributions paid	$1,228,482	$1,356,570
The Value Line Tax Exempt Fund, Inc.	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions Paid From:
Tax exempt income	$1,858,077	$1,968,370
Taxable ordinary income	1,833	2,596
Total	$1,859,910	$1,970,966
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.50% of the Fund’s average daily net assets during the year, prior to any fee waivers. The Funds advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser

Notes to Financial Statements (continued)

also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. The Adviser has no right to recoup previously contractually waived amounts prior to July 14, 2015. For the year ended December 31, 2016, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$356,135	$146,308
The Value Line Tax Exempt Fund, Inc.	338,304	22,977
The Advisory fee associated with The Value Line Tax Exempt Fund, Inc was voluntarily waived by the adviser.
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has no right to recoup previously contractually waived amounts. For the year ended December 31, 2016, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$178,068	$—
The Value Line Tax Exempt Fund, Inc.	169,152	169,152
Effective July 15, 2015 the management fee waiver was discontinued and replaced by the Expense Limitation for the Value Line Core Bond Fund. The Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2017 only with the agreement of the Fund’s Board. As of December 31, 2016, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Value Line Core Bond Fund
Expiration	Fees Waived and Reimbursed by the Adviser
December 31, 2018	$78,033
December 31, 2019	146,308
During the year ended December 31, 2016, the Fund did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

December 31, 2016

6.   Derivative Instruments
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:
Value Line Core Bond Fund
The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended December 31, 2016:
Derivative Type	Unrealized appreciation on futures contracts	Unrealized depreciation on futures contracts
Interest rate contracts	$13,177*	$(1,270)
*
Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016:
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(18,155)	$15,368
For the year ended December 31, 2016, the average monthly balance of outstanding derivative financial instruments was as follows:
Value Line Core Bond Fund
Average Notional Amount
Futures contracts – Long	$1,377,501
Futures contracts – Short	$3,578,241

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc.:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (hereinafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and each of their financial highlights for the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 24, 2017

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 7/1/16	Ending account value 12/31/16	Expenses paid during the period 7/1/16 thru 12/31/16*
Actual
Value Line Core Bond Fund	$1,000.00	$977.20	$4.92
The Value Line Tax Exempt Fund, Inc	1,000.00	963.10	2.96
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	1,000.00	1,020.16	5.03
The Value Line Tax Exempt Fund, Inc	1,000.00	1,022.12	3.05
*
Expenses are equal to the Funds’ annualized expense ratio of 0.99% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2016, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Exempt Interest Dividends	Long-Term Capital Gains
Value Line Core Bond Fund	0.00%	0.00%	0.00%	$0.00
The Value Line Tax Exempt Fund, Inc.	0.00	0.00	99.90	0.00
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 46	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013–present)
Non-Interested Directors
Joyce E. Heinzerling Age: 60	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 59	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	13	Miller/Howard Funds Trust (2014–present)
Michael Kuritzkes Age: 56	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012-2013. Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	12	None
Paul Craig Roberts Age: 77	Director	Since 1984 with respect to Value Tax Line Exempt Fund and since 1986 with respect to Value Line Core Bond Fund	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 67	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None

Management of the Funds (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Officers
Mitchell E. Appel Age: 46	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 66	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 38	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
*
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2    Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3   Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors.  Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.  Mr. Kuritzkes currently serves as a consultant at Caronado

Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4    Principal Accountant Fees and Services

(a)	Audit Fees for the year ended December 2016 - $15,053

Audit Fees for the year ended December 2015 - $23,208

(b)	Audit-Related fees – None.

(c)	Tax Preparation for the year ended December Fees 2016 - $7,631

Tax Preparation for the year ended December Fees 2015 - $7,226

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit for the year ended December Fees 2016 - None

Aggregate Non-Audit for the year ended December Fees 2015 - None

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants

Not Applicable.

Item 6.   Investments

Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 8, 2017